Financial Risk Management	12 Months Ended
Dec. 31, 2019
Text Block [Abstract]
Financial risk management
5.	FINANCIAL RISK MANAGEMENT

5.1	General considerations and policies
Risks and financial instruments are managed through the definition of policies and strategies and implementation of control systems, defined by the Company’s Treasury Committee and approved by the Board of Directors. The compliance of the position in financial instruments, including derivatives, in relation to these policies, is presented and assessed on a monthly basis by the Company’s Treasury Committee and subsequently submitted to the analysis of the Audit Committee, the Executive Committee and the Board of Directors.
Risk management of Natura operations (Brazil, Latam, Netherlands, USA and France) is performed by the Company’s general treasury function, which is also responsible for approving the short-term investments and loan transactions. Risk management of the subsidiaries Aesop and The Body Shop is conducted by the local treasury departments, subject to monitoring and approval by the Company’s Central Treasury.
Below are presented the carrying amounts and fair values of the Company’s financial instruments as of December 31, 2019 and December 31, 2018:

				Carrying amount		Fair value
	Note	Classification by category	Fair value hierarchy	2019	2018	2019	2018
Financial assets Cash and cash equivalent
Cash and banks	6	Fair value through profit or loss	Level 2	3,110,220	823,656	3,110,220	823,656
Certificate of bank deposits		Amortized cost	Level 2	211,261	1,274	211,261	1,274
Certificate of bank deposits		Fair value through profit or loss	Level 2	-	46,067	-	46,067

Repurchase operations		Fair value through profit or loss	Level 2	1,192,101	344,051	1,192,101	344,051

				4,513,582	1,215,048	4,513,582	1,125,048
Short term investments
Government bonds	7	Fair value through profit or loss	Level 2	221,900	402,895	221,900	402,895
Financial letter		Fair value through profit or loss	Level 2	374,690	574,310	374,690	574,310
Loan investment fund		Fair value through profit or loss	Level 2	407,928	210,971	407,928	210,971
Dynamo Beauty Ventures Ltd fund		Fair value through profit or loss	Level 2	7,402	-	7,402	-
Certificate of Bank deposits		Fair value through profit or loss	Level 2	21,327	27,201	21,327	27,201

				1,033,247	1,215,377	1,033,247	1,215,377

Trade receivables	8	Amortized cost	Level 2	1,685,764	1,691,581	1,685,764	1,691,581

“Financial” and “operating” derivatives “		Fair value – Hedge instrument	Level 2	737,378	578,289	737,378	578,289
“Financial” and “operating” derivatives “		Fair value through profit or loss	Level 2	-	6,019	-	6,019
				737,378	584,308	737,378	584,308

Financial liabilities
Issue of debts in domestic currency	17	Amortized cost	Level 2	(7,266,853)	(4,771,511)	(7,300,082)	(4,962,723)
BNDES/Finep loans		Amortized cost	Level 2	(145,590)	(226,874)	(145,590)	(226,874)
Issue of debts in foreign currency		Amortized cost	Level 2	(3,373,930)	(2,995,760)	(3,541,541)	(3,277,738)

				(10,786,373)	(7,994,145)	(10,987,213)	(8,467,335)

Lease liabilities		Amortized cost	Level 2	-	(446,235)	-	(446,235)

“Financial” and “operating” derivatives		Fair value –Hedge instrument	Level 2	(10,158)	(69,189)	(10,158)	(69,189)
“Financial” and “operating” derivatives		Fair value through profit or loss	Level 2	(1,648)		(1,648)

				(11,806)	(69,189)	(11,806)	(69,189)
Trade payables, reverse factoring operations and related parties	18	Amortized cost	Level 2	(1,829,756)	(1,736,791)	(1,829,756)	(1,736,791)

5.2	Financial risk factors
The activities of the Group expose it to several financial risks: market risk (including currency and interest risks), credit risk and liquidity risk. The Company’s overall risk management program is focused on the unpredictability of financial markets and seeks to minimize potential adverse effects on the financial performance, using derivatives to protect certain risk exposures.

a)	Market risk
The Company and the subsidiaries are exposed to market risks arising from their business activities. These risks mainly comprise possible fluctuations in exchange and interest rates.
One of the subjects currently in discussion in the international market, which could affect the operations of The Body Shop International Limited, is the withdrawal of the United Kingdom from the European Union, better known as Brexit. Despite many uncertainties on the outcome of the negotiations, the Management has been monitoring its impacts, as well as studying and taking measures to mitigate the negative effects that may arise from it. One of these measures was the installation of a new distribution center in Continental Europe, which aims to mitigate Brexit risks and help The Body Shop in implementing logistic improvements in order to reduce average days of store supply, in line with more comprehensive business transformation goals.
To hedge the current balance sheet positions of the Company and the subsidiaries against market risks, the following derivative instruments are used and consist of the balances in the following table, as of December 31, 2019 and December 31, 2018:

	Fair value (Level 2)
Description	2019	2018
Financial derivatives	727,068	512,365
Operational derivatives	(1,496)	2,754

Total	725,572	515,119

The characteristics of these instruments and the risks which they are linked are described below.

b)	Foreign exchange risk
The Company and the subsidiaries are exposed to the foreign exchange risk arising from financial instruments denominated in currencies different from their functional currencies. To reduce this exposure, Natura Cosméticos implemented policies to hedge against the foreign exchange risk that establish exposure limits linked to this risk.
The treasury area’s procedures defined based on the current policy include monthly projection and assessment of the Company and the subsidiaries foreign exchange exposure, on which management’s decision-making is based.
The Company’s exchange rate hedging policy considers the values of foreign currency receivables and payables balances of commitments already made and recorded in the financial information from the operations, as well as future cash flows, with an average of six months, still not recorded in the balance sheet.
The Body Shop has a specific foreign exchange hedging policy that covers foreign currency loans among the group companies, as well as future purchase and sale operations of goods, for a maximum period of 12 months.
As of December 31, 2019, and December 31, 2018, the Company and the subsidiaries are primarily exposed to the risk of fluctuation of the US dollar, euro and pound sterling. In order to hedge foreign exchange exposures in relation to foreign currency, the Company and the subsidiaries enter into transactions with derivative financial instruments such as “swap” and forward purchase of currency denominated
(“Non-Deliverable
Forwards—NDF”). Pursuant to the Foreign Exchange Protection Policy, the operating derivatives contracted by the Company must limit the loss related to the exchange devaluation in relation to the net income projected for the current year, given a certain estimate of exchange rate devaluation against the US dollar in cash flow projections exposed to this currency. This limitation defines the ceiling or maximum exchange exposure permitted to the Group in relation to the US dollar and Euro.

As of December 31, 2019, borrowings, financing and debentures balance sheets include accounts denominated in foreign currency which expose the Company to foreign exchange risks, in the aggregate, represent net liabilities of R$ 3,381,960 (R$3,012,897 as of December 31, 2018).

i)	Derivatives to hedge foreign Exchange rate risk
The Company classifies derivatives into “financial” and “operational”. “Financial” derivatives include swaps or forwards contracted to hedge against the foreign exchange risk associated with foreign-currency-denominated borrowings, financing and intercompany loans, “operational” derivatives include derivatives contracted to hedge against the foreign exchange risk on the business’s operating cash flows.
Outstanding swap contracts with maturities between January 2020 and February 2023 were entered into the counterparties represented by Bank of America (0.2%), HSBC (26.2%), Citibank (21.2%), Bradesco (26.2%) and Itaú BBA (26.2%). Currency forward contracts against the pound sterling mature within 12 months and were executed with counterparties represented by HSBC and Santander. Swap agreements in Mexican pesos and Chilean pesos have maturities of up to 6 months and were executed with the other party represented by HSBC. On December 31, 2019, the balances of financial derivatives were:
Financial derivatives

	Principal (notional) amount		Book value		Fair value		Gain (loss)
Description	2019	2018	2019	2018	2019	2018	2019	2018
Swap contracts (a):
Asset position:
Long position - U.S. dollar	2,664,001	2,381,918	3,416,707	3,038,908	3,729,691	3,295,032	312,984	256,124
Liability position:
CDI floating rate:
Short position in CDI	2,664,001	2,381,918	2,754,595	2,478,623	3,002,623	2,779,720	248,028	301,097

Swap contracts (a):
Asset position:
Long position - U.S. dollar	-	58,606	-	56,633	-	57,346	-	713
Liability position:
CDI floating rate:
Short position in CDI	-	58,606	-	59,525	-	60,293	-	768

Total net derivative financial instruments	-	-	662,112	557,393	727,068	512,365	64,956	(45,028)

(a)	Swap transactions consist of swapping the exchange rate fluctuation for a percentage of the floating rate Interbank Deposit Rate - CDI.
The notional amount represents the amounts of the contracted derivatives. Fair value refers to the value of outstanding contracted derivatives recognized in balance sheets.
For derivatives maintained by the Company and the subsidiaries as of December 31, 2019 and December 31, 2018, due to the fact contracts are directly entered into with the financial institutions and not through B3, there are no margin calls deposited as guarantee of the related transactions.

Operational derivative
On December 31, 2019, the Company holds forward derivative instruments with HSBC and Santander in order to hedge against exchange rate risk on import and export operations of the subsidiary The Body Shop in foreign currencies against the pound sterling and U.S. dollar.

These derivatives are measured at fair value, with gains and losses recognized in the group of costs of products sold and are broken down as follows:

Description	Principal (notional) amount		Fair value
	2019	2018	2019	2018

Net position - GBP and USD	200,896	-	(2,008)	-

Forward contracts	1,302,869	1,773,810	512	2,754

Total derivative instruments, net	1,503,765	1,773,810	(1,496)	2,754

Sensitivity analysis
For the sensitivity analysis of the risk of foreign exchange rate exposure, the Company’s Management understands it is necessary to consider in addition to the assets and liabilities, with exposure to the fluctuation of exchange rates recorded in the balance sheet, the value of the fair value of the financial instruments contracted by the Company for the protection of certain exposures as of December 31, 2019 and 2018, as shown in the following table:

	2019	2018
Loans and financing registered in Brazil in foreign currency (*)	(3,381,959)	(3,039,064)
Receivables registered in Brazil in foreign currency	10,007	10,058
Accounts payable registered in Brazil in foreign currencies	(10,543)	(11,006)
Value of the financial derivatives	3,729,691	3,295,032

Net asset exposure	347,196	255,020

(*) Excluding transaction costs.
This analysis considers only financial assets and liabilities registered in Brazil in foreign currency, since exposure to exchange variation in other countries is close to zero due to the strength of currencies and the effectiveness of their derivatives and considers that all other variables, especially interest rates, remain constant and ignore any impact from forecasted purchases and sales.
The tables below show the loss that would have been recognized in the subsequent period, assuming that the current net foreign exchange exposure remains static, based on the following scenarios:

Description	Risk	Probable scenario	Scenario II	Scenario III
Net exposure	Dollar decrease	158	(115,521)	(346,880)
The probable scenario considers future US dollar rates for 90 days. According to quotations obtained at B3 on the expected maturity dates of financial instruments with foreign exchange exposure, it is R $ 4.03 / US $
1.00
. Scenarios II and III consider a drop in the US dollar of 25% (R $ 3.02 / US $
1.00
) and 50% (R $ 2.02 / US $
1.00
), respectively. Probable scenarios II and III are being presented in compliance with CVM Instruction 475/08. Management uses the probable scenario in the assessment of possible changes in the exchange rate and presents the referred scenario in compliance with IFRS 7 - Financial Instruments: Disclosures.
The Group does not use derivative financial instruments for speculative purposes.
Derivative instruments designated for hedge accounting
The Company performed formal designation of its operations subject to hedge accounting for derivative financial instruments for hedging loans denominated in foreign currency of Natura Cosméticos S.A. and Natura Distribuidora de México, S.A. de C.V., and operating cash flows resulting from the purchase and sale denominated in foreign currency of The Body Shop, documenting:

➢	The hedge relationship;

➢	The Company’s objective and risk management strategy in taking out the hedge transaction;

➢	Identification of the financial instrument;

➢	The hedged item or hedge transaction;

➢	The nature of the risk to be hedged;

➢	Description of the hedge relationship;

➢	The statement of correlation between hedge and hedged item, where applicable; and

➢	The prospective statement of hedge effectiveness.
The positions of derivative financial instruments designated as outstanding cash flow hedge on December 31, 2019 as set out below:
Cash flow hedge instrument

						Others comprehensive income
	Hedged item	Notional currency	Notional value	Accrual value	Fair value (a)	Accumulated contract gain (loss)	Gain in the 9-month period
Currency Swap – US$/R$	Currency	BRL	2,664,001	662,112	727,068	64,956	109,523
Forward contract	Currency	GBP	1,038,538	625	152	(473)	(2,245)
Currency Swap - MXN/R$	Currency	MXN	-	-	-	-	59

(a)
The method used by the Company to determine fair value consists in calculating the future value based on the contracted conditions and determines present value based on market accrual extracted from B 3.

The changes in cash flow hedge reserve booked under other comprehensive income are shown below:

Cash flow hedge balance as of December 31, 2018	(27,840)
Change in the fair value of hedge instrument recognized in other comprehensive income	107,337
Tax effects on fair value of hedge instrument	(36,768)

Cash flow hedge balance as of December 31, 2019	42,729

The Company designates as cash flow hedge derivative financial instruments used to offset variations from exposure to exchange rate, in the market value of contracted debts not in the functional currency.
On December 31, 2019, the consolidated position of instruments designated as cash flow hedge totaled R$ 3,702,539 (three billion, seven hundred and two million, five hundred and thirty nine thousand real) of notional amount, which R$ 2,664,001 is hedged against Real and £ 194,957 (R $1,038,538) is hedged against Pounds Sterling, as shown in the Cash Flow Hedge Instrument - Consolidated.
c)    Interest rate risk
The interest rate risk arises from financial investments and short and long-term loans and financing. Financial instruments issued at variable rates expose the Company and its subsidiaries to the risk of cash flows associated with the interest rate. Financial instruments issued at the prefixed rates expose the Company and its subsidiaries to the fair value risk associated with the interest rate.
The Company’s cash flow risk associated with the interest rate arises from investments and short- and long-term loans and financing issued at floating rates. The Company’s Management adopts the policy of maintaining its rates of exposure to asset and liability interest rates pegged to floating rates. Short-term investments are adjusted by the Interbank Deposit Rate (CDI) whereas borrowings and financing are adjusted based on the Long-term Interest Rate (TJLP), CDI and fixed rates, according to the contracts made with the related financial institutions, and trading securities with investors in this market.
Sensitivity analysis
On December 31, 2019, there are loans and financing denominated in foreign currency and issued at fixed rates under contract “swap”, changing the interest over the liability to CDI fluctuation. The Company is, therefore, exposed to CDI fluctuation. The following table presents the exposure to interest rate risks of transactions pegged to CDI, including derivative transactions (loans and financing were considered at their full amounts, since 97% of them are linked to CDI rate):

Total borrowings and financing - in local currency (note 17)	(7,404,414)
Operations in foreign currency with derivatives pegged to CDI (a)	(3,381,959)
Short-term investments (notes 6 and 7)	2,429,207

Net exposure	(8,357,166)

a) This refers to transactions involving
CDI-backed
derivatives to hedge the loans and financing arrangements raised in foreign currency in Brazil.
The sensitivity analysis considers the exposure of borrowings and financing (Note 17), net of short-term investments, pegged to the CDI rate (notes 5 and 6).

The tables below set out projected incremental loss that will be recognized in income statement for the following year, assuming that the current net liability exposure will remain unaltered and the following scenarios:

Description	Risk	Probable scenario	Scenario II	Scenario III
Net liability	Rate increase	4,179	(86,706)	(177,590)
The probable scenario considers future interest rates obtained at B3 for the maturity dates of the financial instruments exposed to interest rate risks. Scenarios II and III consider an increase in the interest rate of 25% (5.4% per year) and 50% (6.5% per year), respectively, over the CDI rate of 4.35% per year (probably scenario).
d)    Credit risk
Credit risk refers to risk of a counterparty not complying with its contract obligations, which would result in financial losses for the Company. The Group’s sales are made to a high number of Natura’s Consultants and this risk is managed through a credit granting process. The result of this management is reflected in the ‘Provision for doubtful accounts’ under “Trade receivables”, as explained in note 8.
The Company is also subject to credit risks related to financial instruments contracted for the management of its business, primarily represented by cash and cash equivalents, short-term investments and derivative instruments.
The Company believes that the credit risk of transactions with financial institutions is low, as these are considered by the Management as prime banks.
The policy for Short-term Investments adopted by the Company’s Management establishes the financial institutions with which the Group can do business and defines fund allocation limits and the amounts that may be invested in each of these financial institutions.
e)    Liquidity risk
Effectively managing liquidity risk implies to maintain enough cash and marketable securities, funds available through credit facilities used and the ability to settle market positions.
Management monitors the Group’s consolidated liquidity level considering the expected cash flows against unused credit facilities, as shown in the following table:

	2019	2018
Total current assets	9,430,057	6,455,759
Total current liabilities	(7,518,423)	(4,566,881)

Total net working capital	1,911,634	1,888,878

At December 31, 2019, the carrying amounts of financial liabilities, measured at amortized cost considering interest payments at a floating rate and the value of debt securities reflecting the forward market interest rates on the reporting date may be changed as floating interest rates change. Their respective original maturities, according to their original maturity and also that Company is in compliance with the contract’s covenants, are shown below:

	Less than one year	One to five years	Over five years	Total expected cash flow	Interest to be accrued	Carrying amount
Borrowings, financing and debentures	3,745,157	10,415,659	-	14,160,816	(3,374,443)	10,786,373
Lease	657,483	1,988,671	443,492	3,089,646	(572,081)	2,517,565
Payables to related parties, trade payables and reverse factoring operations	1,829,756	-	-	1,829,756	-	1,829,756
The Company also has the following credit line:

➢
Up to seventy million British pounds (£70 million), with no guarantee, that can be withdrawn in installments to meet short-term financing needs of The Body Shop International Limited. This credit line is valid through March 2021 and is renewed automatically at the discretion of The Body Shop International Limited. Interest will be paid according to LIBOR or EURIBOR + 2.0% p.a.

➢
Up to one hundred fifty million reais (R$150,000) in an unsecured credit line, which can be withdrawn in installments to meet the short-term financing needs of Natura Cosméticos S.A. This credit line is valid until January 2020. Interest would be paid at the CDI rate + 1.25% p.a.

As of December 31, 2019, the Company had not drawn down on these available credit lines.

5.3	Capital management
The Company’s objectives in managing its capital are to ensure that the Company is continuously capable of offering return to its shareholders and benefits to other stakeholders to maintain an optimal capital structure to reduce this capital cost.
The Company monitors capital based on the financial leverage ratios. This ratio corresponds to the net debt divided by the total equity. The net debt corresponds to total borrowings and financings (including short- and long-term borrowings, as shown in the consolidated balance sheet), deducted from cash and cash equivalents and short-term investments (except for “Crer para Ver” funds).
a)    Fair Value Estimate
Financial instruments that are measured at fair value at the end of the reporting period as prescribed by IFRS 13 – Fair Value Measurement follow the hierarchy below:

➢
Level 1: Evaluation based on prices quoted (unadjusted) in active markets for identical assets or liabilities. A market is considered active if quoted prices are readily and regularly available from an exchange, dealer, broker, industry group, pricing service or regulatory agency, and those prices represent actual and regularly occurring market transactions on an arm’s-length
basis;

➢
Level 2: Used for financial instruments that are not traded in active markets (for example, over-the-counter
derivatives) and whose fair value is determined using valuation techniques that, in addition to the quoted prices, included in Level 1, use other inputs adopted by the market for assets or liabilities, whether directly (i.e. prices) or indirectly (i.e. derived from prices); and

➢	Level 3: Inputs for assets or liabilities that are not based on the data adopted by the market (i.e. unobservable inputs).
As of December 31, 2019, and December 31, 2018, the measurement of Group’s derivatives falls under the Level 2 characteristics and there were no changes in levels in the period. The fair value of exchange rate derivatives (swap and forwards) is determined based on the exchange rate at the end of the reporting period, with the resulting amount being discounted to present value.
i)    Fair values of financial instruments measured at amortized cost (Level 2)
Short-term investments
The carrying amounts of the short-term investments in Certificates of Bank Deposits measured at amortized cost approximate their fair values as transactions are conducted at floating interest rates.
Borrowings, financing and debentures
The carrying amounts of borrowings, financing and debentures are measured at their amortized cost and disclosed at fair value.
Trade receivables and payables
It is estimated that the carrying amounts of trade receivables and trade payables approximate their fair values in view of the short term of the transactions conducted.
The Group does not maintain any guarantees for
past-due
receivables and payables.